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                                                                    EXHIBIT 99.4

PROXY                                                                      PROXY


                             VINA TECHNOLOGIES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                   FOR SPECIAL MEETING -- _____________, 2003

W. MICHAEL WEST and STANLEY E. KAZMIERCZAK, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposal set forth below and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of VINA Technologies, Inc. ("VINA") the undersigned is entitled to vote at the Special Meeting of Stockholders of VINA to be held at VINA's offices at 39475 Eureka Drive, Newark, California on ______________, 2003 at 9:00 a.m., Pacific Daylight Saving Time, or at any postponement or adjournment thereof, and instructs said proxies to vote as follows:

      1. TO ADOPT AND APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF MARCH 17, 2003, BY AND AMONG VINA, LARSCOM INCORPORATED AND LONDON ACQUISITION CORP., A WHOLLY OWNED SUBSIDIARY OF LARSCOM, AND TO APPROVE THE MERGER OF LONDON ACQUISITION CORP. WITH AND INTO VINA PURSUANT TO THE MERGER AGREEMENT:

         [  ]  FOR             [  ]  AGAINST             [  ]  ABSTAIN


      2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.




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THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO
SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                        VINA TECHNOLOGIES, INC.
                        Special Meeting of Stockholders ___________, 2003


                        Dated this ________ day of ________, 2003


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                                       (Signature of Stockholder)


                        --------------------------------------------------------
                                       (Signature of Stockholder)

                        Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder must sign.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.